Exhibit 99.2
AMENDMENT TO JOINT FILING AGREEMENT
     The undersigned each agree that (i) the statement on Schedule 13D relating to the common units representing limited partnership interests of Holly Energy Partners, L.P., a Delaware limited partnership, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signature hereto, at the principal office thereof. Notwithstanding the foregoing, HEP Logistics Holdings, L.P.’s obligations to jointly file future amendments to such statement on Schedule 13D pursuant to this Amendment to Joint Filing Agreement shall terminate immediately after the filing of Amendment No. 1 to Schedule 13D filed with the Securities and Exchange Commission as of the date hereof.

Dated: January 13, 2011	HOLLY CORPORATION
	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: January 13, 2011	NAVAJO HOLDINGS, INC.
	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: January 13, 2011	NAVAJO PIPELINE GP, L.L.C.
	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

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Dated: January 13, 2011	NAVAJO PIPELINE LP, L.L.C.
	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: January 13, 2011	NAVAJO PIPELINE CO., L.P.
	By:	Navajo Pipeline GP, L.L.C.,
Its general partner

	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: January 13, 2011	HOLLY LOGISTIC SERVICES, L.L.C.
	By:	/s/ Bruce R. Shaw
	Name:	Bruce R. Shaw
	Title:	Senior Vice President and Chief Financial Officer

Dated: January 13, 2011	HOLLY LOGISTICS LIMITED LLC
	By:	Holly Logistics Services, L.L.C.,
Its sole member

By:	/s/ Bruce R. Shaw
Name:	Bruce R. Shaw
Title:	Senior Vice President and Chief Financial Officer

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Dated: January 13, 2011	HEP LOGISTICS HOLDINGS, L.P.
	By:	Holly Logistics Services, L.L.C.,
Its general partner

By:	/s/ Bruce R. Shaw
Name:	Bruce R. Shaw
Title:	Senior Vice President and Chief Financial Officer

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